Exhibit 99.1

877 - 360 - 8839 | @ZonedProperties Investor Presentation October 2022 | OTCQB: ZDPY OTCQB: ZDPY I October 2022 877 - 360 - 8839 | @ZonedProperties Site Identification Advisory Commercial Brokerage Investment Portfolio Property Technology ® 1 Commercial Real Estate Services for the Regulated Cannabis Industry

877 - 360 - 8839 | @ZonedProperties FORWARD - LOOKING STATEMENTS 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I October 2022 Safe Harbor Statement This presentation contains forward - looking statements . All statements other than statements of historical facts included in this press release are forward - looking statements . In some cases, forward - looking statements can be identified by words such as "believe," "expect," "anticipate," "plan," "potential," "continue" or similar expressions . Such forward - looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward - looking statements . These factors, risks and uncertainties are discussed in the Company's filings with the Securities and Exchange Commission . Investors should not place any undue reliance on forward - looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond the Company's control which could, and likely will, materially affect actual results, levels of activity, performance or achievements . Any forward - looking statement reflects the Company's current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity . The Company assumes no obligation to publicly update or revise these forward - looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward - looking statements, even if new information becomes available in the future . COVID - 19 Statement In March 2020 , the World Health Organization declared COVID - 19 a global pandemic and recommended containment and mitigation measures worldwide . The Company is monitoring this closely, and although operations have not been materially affected by the COVID - 19 outbreak to date, the ultimate duration and severity of the outbreak and its impact on the economic environment and our business is uncertain . Currently, all of the properties in the Company’s portfolio are open to its Significant Tenants and will remain open pursuant to state and local government requirements . The Company did not experience in 2020 or 2021 and does not foresee in 2022 , any material changes to its operations from COVID - 19 . The Company’s tenants are continuing to generate revenue at these properties, and they have continued to make rental payments in full and on time and we believe the tenants’ liquidity position is sufficient to cover its expected rental obligations . Accordingly, while the Company does not anticipate an impact on its operations, it cannot estimate the duration of the pandemic and potential impact on its business if the properties must close or if the tenants are otherwise unable or unwilling to make rental payments . In addition, a severe or prolonged economic downturn could result in a variety of risks to the Company’s business, including weakened demand for its properties and a decreased ability to raise additional capital when needed on acceptable terms, if at all . 2

877 - 360 - 8839 | @ZonedProperties ZONED PROPERTIES, INC. (OTCQB: ZDPY) Our MISSION To provide a full - spectrum of Real Estate Services for the Regulated Cannabis Industry , positioning the Company for Real Estate Investments & Revenue Growth . Our VISION Our VALUES Creating more Prosperous Communities by i ntegrating Legacy Cannabis into our Modern Marketplaces through Real Estate Development Projects. Sophistication , Safety , Sustainability , Stewardship 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I October 2022 3

877 - 360 - 8839 | @ZonedProperties ZDPY Property Investment Portfolio generating $ 1.83 Million Revenue Annually. Over $30 Million in Lease Revenue remaining through Contracted Lease Term (2040). Triple - Net (NNN) Investment - Grade Leases. Zoned Properties ® (OTCQB: ZDPY) is positioned to deploy Real Estate Capital focused on Highly Regulated Industries that have Premium Return Profiles , but also have Major Barriers to Entry . We have the team & model to unlock this Value . Scalable growth opportunity with Public Company Up - side. 12.2 Million Shares Outstanding | 6+ Years as Public Company: Audited & SEC Reporting. Only $2 Million in Debt (Non - Toxic; Maturity in 2030). Newly Secured $4.5 Million Debt Facility with Banking Relationship. 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I October 2022 ZONED PROPERTIES, INC. (OTCQB: ZDPY) 4

877 - 360 - 8839 | @ZonedProperties THE MARKET LANDSCAPE 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I October 2022 There are over 40,000 Localities in the USA (Counties, Cities, Townships)* With over $ 15 Trillion worth of Commercial Real Estate ** Sources: * Gov Census 2012, ** NaREIT 2018, *** MJBiz Factbook 2021, **** NCSL 2022 And an emerging Cannabis Industry worth $100 Billion+ dollars of economic impact*** Across 37+ States that have legalized and regulated medical or adult - use cannabis**** 5

877 - 360 - 8839 | @ZonedProperties THE MARKET CHALLENGE 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I October 2022 How to Fund & Service $BILLIONS in Commercial Real Estate for the Cannabis Industry? Real Estate Investment Trusts (REITs) Real Estate Development Firms (Real Estate Services) Zoned Properties is not currently a REIT , but we play in the same Sandbox and are positioned to explore becoming a REIT. CAPITAL SERVICES 6

THE ZONED PROPERTIES MARKET THESIS

ZONED PROPERTIES INC

There were approximately **9,500+ Retail Dispensaries** in the U.S. as of July **2022***

We Project there may be as many as **15,000+ Retail Dispensaries** in the U.S. by **2025.**
We believe ***Direct-to-Consumer Real Estate*** is the best **Value Capture.**

With an average of **$2 Million** in Real Estate Capital needed per **Retail Project.**
~60% of these projects will need 3rd Party **Real Estate Capital.**
~95% of these projects will need 3rd Party **Real Estate Services & Expertise.**

We believe **Zoned Properties** is positioned to capture **Market Share** by leveraging our full-spectrum of integrated commercial **Real Estate Services** to fuel a **Robust Pipeline** of **Property Investments & Acquisitions.**

Sources: *Cannabiz Media Database 2022

OTCQB: ZDPY I October 2022 **7** **877-360-8839 | @ZonedProperties**

877 - 360 - 8839 | @ZonedProperties THE ZONED PROPERTIES SOLUTION The best - in - class team at Zoned Properties are experts in cannabis Real Estate Services . We have been sharpening our National Network and Investment Underwriting to best capture our Pipeline of Property Investments & Acquisition opportunities. Zoned Properties can go where others won’t or can’t, leveraging our full - spectrum of Real Estate Services to build a strong Property Investment Portfolio. 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I October 2022 Property Technology powering Real Estate Services fueling our Investment Portfolio Site Identification Advisory Commercial Brokerage Investment Portfolio Property Technology 8

877 - 360 - 8839 | @ZonedProperties 9 OTCQB: ZDPY I October 2022 ~10YEARS OF NATIONAL EXPERIENCE 877-360-8839 | @ZonedPropertiesOTCQB: ZDPY 10 YEARS OF NATIONAL CANNABIS EXPERIENCE Site Identification Advisory Commercial Brokerage Investment Portfolio Property Technology

877 - 360 - 8839 | @ZonedProperties THE ZONED PROPERTIES VALUE MODEL 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I October 2022 Site Identification Advisory Commercial Brokerage Investment Portfolio Property Technology 10 REAL ESTATE SERVICES ACTIVE REVENUE PROPERTY INVESTMENT PORTFOLIO PASSIVE REVENUE We are targeting Service Revenues to FUND THE BUSINESS OPERATIONS & GROWTH We are targeting Portfolio Revenue to FUND FREE CASH FLOW

877 - 360 - 8839 | @ZonedProperties 11 OTCQB: ZDPY I October 2022 Property Technology PROPERTY TECHNOLOGY (“PROPTECH”) We believe PropTech will become a significant driver of growth in regulated real estate marketplaces, especially the regulated cannabis industry. W e have recently invested, partnered with, and identified a range of PropTech platforms to establish a robust tech - stack for real estate services, including recent investments into Rezone (Zoneomics) and Greenspace Pro (AnamiTech). Site Identification Advisory ADVISORY SERVICES * $ 5 0 0 ,000+ Advisory Revenue 125+ Cannabis Zoned Properties Identified 50+ Advisory Client Project Engagements National Experience. Engaged in 1 2 + State Cannabis Market s Commercial Brokerage COMMERCIAL BROKERAGE * $50 Million + in Deals Closed for Clients and Investors $ 1,00 0,000+ Brokerage Revenues ( Cumulative ) 1.5 Million + Square Feet of Active Listing s National Cannabis Brokerage Network *Cumulative Facts/Figures/Data as of September 2022 ZONED PROPERTIES REAL ESTATE SERVICES

877 - 360 - 8839 | @ZonedProperties ZONED PROPERTIES INVESTMENT PORTFOLIO 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I October 2022 * Investment Portfolio Metrics as of September 2022 ** $1,751,023 (Annual Investment Portfolio NOI) @ 7.0% Cap Rate = $25,014,614 *** $1,751,023 (Annual Investment Portfolio NOI) / $6,269,374 (Rental Properties Net on Balance Sheet) = 27.9% Capitalizatio n R ate 12 INVESTMENT PORTFOLIO * 4 Properties in Arizona | 100% Leased $1.83 Million Annual NNN Revenue $30 Million in Contracted Lease Revenue through Lease Term (2040) $25 Million Valuation @ 7% Cap Rate ** $ 27 .9 % Cap Rate with current Asset Cost B asis *** $4.5 Million Debt Facility Secured to increase Buying Power National Investment Portfolio expansion plans with access to capital

877 - 360 - 8839 | @ZonedProperties ZONED PROPERTIES GROWTH TREND 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I October 2022 Site Identification Advisory Commercial Brokerage Investment Portfolio Property Technology 13 $- $1,000,000.00 $2,000,000.00 $3,000,000.00 $4,000,000.00 $5,000,000.00 $6,000,000.00 $7,000,000.00 $8,000,000.00 $9,000,000.00 $10,000,000.00 2018 (Actual) 2019 (Actual) 2020 (Actual) 2021 (Actual) 2022 (Expected) 2022 (Projected) 2023 (Projected) 2024 (Projected) 2025 (Projected) Company Gross Revenue Company Fiscal Year Annual Gross Revenue History & Future Potential Property Technology Advisory Services Commercial Brokerage Prop Inv. Portfolio TOTAL

877 - 360 - 8839 | @ZonedProperties INDUSTRY LEADERSHIP Executive Councils & Memberships 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I October 2022 A Highly Regulated & EMERGING INDUSTRY “We are building for an industry that does not yet exist. It’s our responsibility to make sure it gets done right.” - Bryan McLaren 14

COMPANY LEADERSHIP

ZONED® PROPERTIES INC

Board of Directors

Bryan McLaren
Chairman

Alex McLaren
Director

Art Friedman
Independent Director

David Honaman
Independent Director

Derek Overstreet
Independent Director

Jody Kane
Independent Director

Executive Management

Bryan McLaren; MBA
Chief Executive Officer
Chief Financial Officer

Berekk Blackwell
Chief Operating Officer
Corporate President

Dan Gauthier; JD
Chief Legal Officer
Corporate Secretary

Corporate Team Members & Service Providers

Joseph Lewis
Managing Broker

Patrick Moroney
Dir. of Real Estate

Kyle Gere
Assoc. Dir. of Advisory

Laura Anthony
SEC Counsel

Kim Prince
Proven Media

OTCQB: ZDPY I October 2022 15 877-360-8839 | @ZonedProperties

877 - 360 - 8839 | @ZonedProperties TIGHT CAPITAL STRUCTURE 12,201,548 COMMON SHARES (As of August 2022) 2 MILLION SQ. FT. OF PROPERTY OWNERSHIP (No Toxic Debt) ANCILLARY CANNABIS CO. NON - PLANT TOUCHING EXECUTIVE MEMBERSHIPS FORBES, USGBC, NCIA, BBB COMMUNITY FOCUSED REGULATED CANNABIS CO. 6+ YEARS AS FULLY AUDITED SEC REPORTING COMPANY 5+ YEARS CASH FLOW POSITIVE FROM OPERATIONS MULTI - STATE EXPERIENCE & PROVEN SUCCESS 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I October 2022 ZONED PROPERTIES, INC. (OTCQB: ZDPY) 16

877 - 360 - 8839 | @ZonedProperties ZONED PROPERTIES INVESTMENT THESIS 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I October 2022 17 There may be as many as 15,000+ Retail Dispensaries in the U.S. by 2025 We believe Direct - to - Consumer Real Estate is the major opportunity. We have successfully initiated Capital & Buying Power access through an initial Secured Debt Facility of $4.5 Million with a bank partner. We are exploring additional sources of capital to increase buying power to achieve our scale and growth plans. We have already begun underwriting Property Investments & Acquisitions across the nation, focused on Direct - to - Consumer Real Estate with strong Consumer - Centric Brands & Operators to add to our Tenant Roster. We believe the successful execution on Property Investments & Acquisitions will create meaningful revenue and earnings growth, translating to increasing shareholder value. We believe Zoned Properties is positioned to capture Market Share by leveraging our full - spectrum of integrated commercial Real Estate Services to fuel a Robust Pipeline of Property Investments & Acquisitions.

877 - 360 - 8839 | @ZonedProperties COMPANY CONTACT INFORMATION COMPANY CONTACT Bryan McLaren ; Chairman, CEO, & CFO Zoned Properties, Inc. | Scottsdale, AZ www.ZonedProperties.com | Tel 877.360.8839 | Bryan@ZonedProperties.com 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I October 2022 18